Exhibit 10.8

Form : 07L Release : 4 · 5 LEASE Ne w Sout h Wales Rea l Propert y Ac t 1900 111111111111111111 II AP548333M PRIVACY NOTE : Section 31 B of the Real Property Act 1900 (RP Act) authorises the Registrar General to collect the information required by this form for the establishment and maintenance of the Real Property Act Register . Section 96 B RP Act requires that the Register is made available to any person for search upon payment of a fee, if any . STAM P DUTY Revenue NSW use only Property leased Folio 2/SP73334 Document Name , Address or DX , Telephone , and Customer Account Number if any B PECTRUM CLIENT SOLUTIONS 13149 3 N CODE Collection Box 390G L Reference: lcARV00128 \ L - K t , "l CARVET PTY LTD (ACN 081 341 451) ( A ) TORREN S TITLE ( B ) LODGED BY (C) LESSOR (D) (E) LESSEE ( F ) The lessor leases to the lessee the property referred to above. Encumbrances (if applicable): SOLAR JUICE PTY LTD (ACN 139 534 026) / TENANCY: 1 November 2019 31 July 2023 / (G) 1 . TERM 3 years and 9 months ,,, - 2. COMMENCIN G DATE 3. TERMINATIN G DATE 4. Wit h a n OPTIO N T O RENE W for a period of 2 years set out in clause 7 of lease AM644358 as incorporated into Annexure A of N.A. of N.A. 5. Wit h a n OPTIO N T O PURCHAS E se t out i n claus e N . A. 6. Together with and reserving the RIGHTS set out inclause N. A. 7. Incorporates the provisions or additional material set out in ANNEXURE(S) A 8. Incorporates the provisions set out in registered lease No. AM644358 heret o . 9. The RENT is set out in i tern No. 8 of the Reference Schedule in Annexure A 1 708

DATE

(H) I certify I am an eligible witness and that the lessor signed this dealing in my presence. [See note* below].

Certified correct for the purposes of the Real Property Act 1900 by the lessor.

Signature of witness:

Signature of lessor:

Name of witness: FOR EXECUTION
Address of witness: SEE PAGE 6
OF ANNEXURE A

I certify I am an eligible witness and that the lessee signed this dealing in my presence. [See note* below].

Certified correct for the purposes of the Real Property Act 1900 by the lessee.

Signature of witness:

Signature of lessee:

Name of witness: FOR EXECUTION
Address of witness: SEE PAGE 6
OF ANNEXURE A

(I) **STATUTORY DECLARATION***

I

solemnly and sincerely declare that—

1. The time for the exercise of option to in expired lease No. has ended; and
2. The lessee under that lease has not exercised the option.

I make this solemn declaration conscientiously believing the same to be true and by virtue of the provisions of the Oaths Act 1900.

Made and subscribed at in the State of New South Wales on

in the presence of of ,

☐ Justice of the Peace (J.P. Number:) ☐ Practising Solicitor

☐ Other qualified witness *[specify]* ,

\# who certifies the following matters concerning the making of this statutory declaration by the person who made it:

1. I saw the face of the person *OR* I did not see the face of the person because the person was wearing a face covering, but I am satisfied that the person had a special justification for not removing the covering; and
2. I have known the person for at least 12 months *OR* I have confirmed the person's identity using an identification document and the document I relied on was a *[Omit ID No.]*

Signature of witness: Signature of applicant:

* As the services of a qualified witness cannot be provided at lodgment, the declaration should be signed and witnessed prior to lodgment. # If made outside NSW, cross out the witness certification. If made in NSW, cross out the text which does not apply.

*** s117 RP Act requires that you must have known the signatory for more than 12 months or have sighted identifying documentation.*

ALL HANDWRITING MUST BE IN BLOCK CAPITALS Page 2 of 6 1708

ANNEXURE A TO LEASE PARTIES: CARVET PTY LTD (ACN 081341 451) (Lessor) SOLAR JUICE PTY LTD (ACN 139 534 026) (Lessee) 1. INTERPRETATION (a) The following expressions have these meanings: Reference Lease mean lease registered no. AM644358. Reference Schedule means the reference schedule attached to and forming part of this Lease. (b) Items numbers refer to those in the Reference Schedule, (c) Other definitions are on the front page of this Lease. INCORPORATION OF TERMS 2. 2.1 Lessor and Lessee bound The Lessor and the Lessee are bound by the provisions incorporated in this Lease under and in accordance with clause 2 . 2 , to be read in conjunction with the Reference Schedule . 2.2 Incorporation of Terms ( a ) The provisions of clauses 1 - 26 (inclusive) of the Reference Lease are deemed incorporated in this Lease . The following sentence is added at the end of clause 21 . 1 : "For the purpose of interpreting the requirements of the Schedule and the Lessee's obligations in clause 21 . 2 , the Lessee must carry out all listed make good and other works regardless of whether the relevant fixtures, fittings, installations, equipment or other property was installed or brought onto the Premises by (or on behalf of) the Lessee or by the Lessor or by any preceding lessee or prior occupant of the Premises . " . (b) ( c) The Schedule ("Lessee's duties when the Lease is terminated or ends") of the Reference Lease is deemed incorporated in this Lease . 3. COSTS, CHARGES AND EXPENSES The Lessee must pay on demand: ( a ) all duty (including fines and penalties) and registration fees in connection with this Lease ; and the Lessor's costs, charges and expenses for preparing, negotiating, executing and registering this Lease, and obtaining any consents the Lessor must obtain ; and all other amounts as specified in clause 22 . 8 .. (b) (c)

Reference Schedule

Item 1	**Land** 2/SP73334
Item 2	**Premises** Unit 2, 10-12 Forsyth Close, Wetherill Park
Item 3	**Lessor** Carvet Pty Ltd ACN 081 341 451
Item 4	**Lessee** Solar Juice Pty Ltd ACN 139 534 026
Item 5	**Commencement of Lease** 1 November 2019
Item 6	**Termination of Lease** 31 July 2023
Item 7	**Option** Term: 2 years Commencement of Option: 1 August 2023 Termination of Option: 31 July 2025 Rent Review: 1 August 2023 – Rent Review in accordance with clause 7.2(b) 1 August 2024 – CPI Adjustment Date in accordance with clause 6
Item 8	**Rent** $128,681.30 per annum + GST
Item 9	**Permitted Use** Any use permitted by the Council
Item 10	**Public Risk** $20,000,000
Item 11	**Name and Address of Guarantor** Not applicable
Item 12	**Rent Review** 1 August 2020 – CPI Adjustment Date in accordance with clause 6 1 August 2021 – CPI Adjustment Date in accordance with clause 6 1 August 2022 – CPI Adjustment Date in accordance with clause 6

Page 4 of 6

Item 13 Item 14 Bank Guarantee 6 months gross Rent plus GST (being an amount not less than $89,274.00) Notices To Lessor: Sloane Properties GPO Box 1560 Sydney NSW 2001 and to: Carvet Pty Ltd 15 Warrangi Street Turramurra NSW 2074 To Lessee: Solar Juice Pty Ltd Unit 2 10 - 12 Forsyth Close Wetherill Park NSW 2164 Item 15 Lessee's Contribution to Outgoings Percentage 100% where the Outgoings relate solely to Lot 2 in Strata Plan 73334 32.66% where the Outgoings relate to the whole of Strata Plan 73334

We certify this dealing to be correct for the purposes of the Real Property Act 1900. Executed on behalf of Carvet Pty Ltd ACN 081 341 451 in accordance with the Company's Constitution by Dieter Siegfried Adamsas who declares that he is the sole director of the Company : DIETER SIEGFRIED ADAMSAS Name Executed by Solar Juice Pty Ltd ACN 139 534 026 in accordance with section 127 of the Corporations Act 2001 by : Signatur of director Name of d rector Name of,8eeretary / director Page 6 of 6